                              FIRST AMENDMENT TO
                              PURCHASE AGREEMENT

          THIS FIRST AMENDMENT TO PURCHASE AGREEMENT (the "Amendment") is made as of July 21, 1995, by and among United USN, Inc., a Delaware corporation (the "Company"), CIBC Wood Gundy Ventures, Inc., a Delaware corporation ("CIBC"), Chemical Venture Capital Associates, a California limited partnership ("Chemical"), Hancock Venture Partners IV - Direct Fund L.P., a Delaware limited partnership ("Hancock"), BT Capital Partners, Inc., a Delaware corporation ("BT"), Northwood Capital Partners LLC, a New York limited liability company ("Northwood Capital"), Northwood Ventures, a New York limited partnership ("Northwood Ventures"), and Enterprises & Transcommunications, L.P., a Delaware limited partnership ("Prime" and, collectively with CIBC, Chemical, Hancock, BT, Northwood Capital and Northwood Ventures, the "Purchasers"), and amends that certain Purchase Agreement dated as of June 22, 1995 by and among the Company, CIBC, Chemical, Hancock, BT, Northwood Ventures and Northwood Capital (the "Purchase Agreement").

          WHEREAS, the Purchasers other than Prime have purchased, and Prime desires to purchase, shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company and Series A 10% Senior Cumulative Preferred Stock, par value $1.00 per share (the "Preferred Stock"), of the Company; and

          WHEREAS, the Company and the Purchasers desire to enter into this Amendment to amend the Purchase Agreement;

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Prime shall be deemed to be the Additional Purchaser for all purposes of the Purchase Agreement.

          2. The following definition is hereby added to Section 8 of the Purchase Agreement:

          "Prime Common Stock" has the meaning given such term in the Amended Stockholders Agreement.

          3. Section 9E of the Purchase Agreement is hereby amended and restated as follows:

               9E. Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the Required Approval; provided that no amendment of Section 3D(ii) which would have the effect of permitting the Company to repurchase, directly or indirectly, shares of Common Stock pursuant to Section 7 of the First Purchase Agreement without offering to purchase BT Common Stock on the terms set forth in Section 3D(ii)(c) will be effective without the prior written consent of the holders of a majority of the BT Common Stock then outstanding, or without offering to purchase Prime Common Stock on the terms set forth in Section 3D(ii)(c) will be effective without the prior written consent of the holders of a majority of the Prime Common Stock then outstanding. No other course of dealing between the Company and the holder of any Stock or any delay in exercising any rights hereunder or under the Certificate of Incorporation (as amended by the Certificate of Amendment) or Certificate of Designation shall operate as a waiver of any rights of any such holders. For purposes of this Agreement, shares of Stock held by the Company or any Subsidiaries shall not be deemed to be outstanding.

          4. Exhibit I to the Purchase Agreement as in effect at the Closing is hereby amended and restated as set forth in Exhibit I hereto.

          5. The address for Prime to be set forth on the Schedule of Purchasers is as follows:

                                  Enterprises & Transcommunications, L.P.
                                  3000 One American Center
                                  600 Congress Avenue
                                  Austin, Texas 78701

          6. Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amendment.

          7. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Amendment.

          8. Descriptive Headings; Interpretation. The descriptive headings of this Amendment are inserted for convenience only and do not constitute a part of this Amendment. The use of the word "including" in this Amendment shall be by way of example rather than by limitation.

                                 *  *  *  *  *

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                  UNITED USN, INC.


                                  -----------------------------------------
                                  By: Thomas C. Brandenburg
                                  Its: Chief Executive Officer

                                  BT CAPITAL PARTNERS, INC.


                                  -----------------------------------------
                                  By:
                                  Its:

                                  CIBC WOOD GUNDY VENTURES, INC.


                                  -----------------------------------------
                                  By: Richard J. Brekka
                                  Its: President

                                  HANCOCK VENTURE PARTNERS IV - DIRECT FUND
                                  L.P.
                                  By: Back Bay Partners XII L.P.
                                  By: Hancock Venture Partners, Inc.

                                  -----------------------------------------
                                  By:
                                  Its:

                                  CHEMICAL VENTURE CAPITAL ASSOCIATES


                                 ------------------------------------------
                                  By:
                                  Its:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                  UNITED USN, INC.

                                  _____________________________________
                                  By: Thomas C. Brandenburg
                                  Its: Chief Executive Officer

                                  BT CAPITAL PARTNERS, INC.

                                  _____________________________________
                                  By:
                                  Its:

                                  CIBC WOOD GUNDY VENTURES, INC.

                                  _____________________________________
                                  By: Richard J. Brekka
                                  Its: President

                                  HANCOCK VENTURE PARTNERS IV - DIRECT FUND L.P.
                                  By: Back Bay Partners XII L.P.
                                  By: Hancock Venture Partners, Inc.

                                  /s/ William A. Johnston
                                  -------------------------------------
                                  By:  William A. Johnston
                                  Its: Senior Vice President

                                  CHEMICAL VENTURE CAPITAL ASSOCIATES

                                  _____________________________________
                                  By:
                                  Its:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                  UNITED USN, INC.

                                  ___________________________________
                                  By: Thomas C. Brandenburg
                                  Its: Chief Executive Officer

                                  BT CAPITAL PARTNERS, INC.

                                  ___________________________________
                                  By:
                                  Its:

                                  CIBC WOOD GUNDY VENTURES, INC.

                                  /s/ Richard J. Brekka
                                  ------------------------------------
                                  By: Richard J. Brekka
                                  Its: President

                                  HANCOCK VENTURE PARTNERS IV - DIRECT FUND L.P.
                                  By: Back Bay Partners XII L.P.
                                  By: Hancock Venture Partners, Inc.

                                  ____________________________________
                                  By:
                                  Its:

                                  CHEMICAL VENTURE CAPITAL ASSOCIATES

                                  ___________________________________
                                  By:
                                  Its:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                  UNITED USN, INC.

                                  _____________________________________
                                  By: Thomas C. Brandenburg
                                  Its: Chief Executive Officer

                                  BT CAPITAL PARTNERS, INC.

                                  _____________________________________
                                  By:
                                     -----------------------------------

                                   Its:
                                       ---------------------------------

                                  CIBC WOOD GUNDY VENTURES, INC.

                                  _____________________________________
                                  By: Richard J. Brekka
                                  Its: President

                                  HANCOCK VENTURE PARTNERS IV - DIRECT FUND L.P.
                                  By: Back Bay Partners XII L.P.
                                  By: Hancock Venture Partners, Inc.

                                  ________________________________________
                                  By:
                                     -------------------------------------

                                  Its:
                                      ------------------------------------

                                  CHEMICAL VENTURE CAPITAL ASSOCIATES

                                  ________________________________________
                                  By:
                                     -------------------------------------

                                  Its:
                                      ------------------------------------

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                 UNITED USN, INC.

                                 /s/ Thomas C. Brandenburg
                                 ------------------------------
                                 By: Thomas C. Brandenburg
                                 Its: Chief Executive Officer



                                 BT CAPITAL PARTNERS, INC.


                                 ------------------------------
                                 By:
                                    ---------------------------

                                 Its:
                                     --------------------------


                                 CIBC WOOD GUNDY VENTURES, INC.


                                 ------------------------------
                                 By: Richard J. Brekka
                                 Its: President

                                 HANCOCK VENTURE PARTNERS IV - DIRECT FUND L.P.
                                 By: Back Bay Partners XII L.P.
                                 By: Hancock Venture Partners, Inc.

                                 ------------------------------




                                 ------------------------------
                                 By:
                                    ---------------------------

                                 Its:
                                     --------------------------


                                 CHEMICAL VENTURE CAPITAL ASSOCIATES



                                 ------------------------------
                                 By:
                                    ---------------------------

                                 Its:
                                     --------------------------

                               NORTHWOOD CAPITAL PARTNERS LLC


                               ---------------------------------

                               By:
                                  ------------------------------

                               Its: Chairman and CEO
                                   -----------------------------



                               NORTHWOOD VENTURES


                               ---------------------------------

                               By:
                                  ------------------------------

                               Its: General Partners
                                   -----------------------------


                               ENTERPRISES & TRANSCOMMUNICATIONS, L.P.
                               By: Prime Enterprises, L.P.
                               By: Prime New Ventures Management, L.P.
                               By: Prime II Management, L.P.
                               By: Prime II Management, Inc.


                               ---------------------------------

                               By:
                                  ------------------------------

                               Its:
                                   -----------------------------

                               NORTHWOOD CAPITAL PARTNERS LLC


                               ---------------------------------

                               By:
                                  ------------------------------

                               Its:
                                   -----------------------------



                               NORTHWOOD VENTURES


                               ---------------------------------

                               By:
                                  ------------------------------

                               Its:
                                   -----------------------------


                               ENTERPRISES & TRANSCOMMUNICATIONS, L.P.
                               By: Prime Enterprises, L.P.
                               By: Prime New Ventures Management, L.P.
                               By: Prime II Management, L.P.
                               By: Prime II Management, Inc.

                                /s/ William P. Glasgow
                               ---------------------------------

                               By:
                                  ------------------------------

                               Its:
                                   -----------------------------